SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K
                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 25, 2005

                                 EDMONDS 4, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        DELAWARE                         000-51059
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)       (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                            107 St. Patrick's Street
                            Donaldsonville, LA 70346
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  (225)473-7578
                            (ISSUER TELEPHONE NUMBER)

                             300 Park Avenue, #1700
                            New York, New York 10022
                            (FORMER NAME AND ADDRESS)


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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 25, 2005 (the "Effective Date"), pursuant to the terms of a Stock Purchase Agreement, Glen Landry purchased 100,000 shares of the Company's issued and outstanding common stock from Richard Neussler, the sole officer, director and shareholder of the Company. As a result, the Company will shift its operations to the production of cosmetics and creams, specifically the Company will begin development and production of an under-eye cream that will dramatically reduce the signs of aging, such as lines and puffiness. The Company will pursue the development of other cosmetic products in the future.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     Pursuant to the terms of a Stock Purchase Agreement, Glen Landry purchased 100,000 shares of the Company's issued and outstanding common stock from Richard Neussler, the sole officer, director and shareholder of the Company. The total of 100,000 shares represents all of the Company's outstanding common stock. Glen Landry paid a total of $36,000 to Richard Neussler for his shares. As part of the Acquisition and pursuant to the Stock Purchase Agreement, the following changes to the Company's directors and officers have occurred:

     o Richard Neussler resigned as the Company's President, Chief Executive Officer, Chief Financial Officer and Secretary effective March 25, 2005.

     o Glen Landry was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, and Secretary as of March 25, 2005.

     o Further, Glen Landry was appointed as the sole member of the Board of Directors of the Company.

     o Richard Neussler then resigned as a member of the board of directors of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Richard Neussler resigned as the Company's sole director effective as of March 25, 2005. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

     Richard Neussler resigned as the Company's President, Chief Executive Officer, Chief Financial Officer and Secretary effective March 25, 2005.


     Glen Landry was appointed as the Company's Chief Executive Officer Chief Financial Officer, President and Secretary as of March 25, 2005. Mr. Landry was born in 1970 in Louisiana. He has lived there all his life. In 1994 he started working for a company named Elmwood Marine, Inc. a subsidiary of American Electric Power Company, Inc. (AEP.) There he has worked for more then 10 years in the managing and supervision field.

     No transactions occurred in the last two years to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.
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
ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.


(a) Financial Statements of Business Acquired.


     Not applicable.


(b) Pro Forma Financial Information.


     Not applicable.

(c) Exhibits.

2.1 Stock Purchase Agreement dated as of March 25, 2005 between Richard Neussler and Glen Landry.

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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EDMONDS 4, INC.

                                    By: /s/ Glen Landry
                                        ---------------
                                    GLEN LANDRY
                                    CEO


Dated: April 4, 2005




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